PLACEMENT AGENCY AGREEMENT

between

GREENPRO CAPITAL CORP.

(a Nevada Corporation)

and

NETWORK 1 FINANCIAL SECURITIES, INC.

as Placement Agent

GREENPRO CAPITAL CORP.

Minimum Offering: $3,000,000

Maximum Offering: $15,000,000

($6.00 per share)

PLACEMENT AGENCY AGREEMENT

May 31, 2018

Network 1 Financial Securities, Inc.

2 Bridge Avenue, Penthouse

Red Bank, NJ 07701

Ladies and Gentlemen:

This letter (this “Agreement”) constitutes the agreement between Greenpro Capital Corp., a Nevada corporation (collectively with its subsidiaries and affiliates, including, without limitation, all entities disclosed or described in the Registration Statement (as hereinafter defined) as being subsidiaries or affiliates of the Company, the “Company”) and Network 1 Financial Securities, Inc. (the “Placement Agent”) pursuant to which the Placement Agent shall serve as the Placement Agent (the “Services”) for the Company, on a reasonable “best efforts” basis, in connection with the proposed offer (the “Offering”) by the Company of its Securities (as defined in Section 3 of this Agreement).

The Placement Agent will act on a reasonable “best efforts” basis with a minimum offering amount of 500,000 Shares (the aggregate proceeds from the amount of the 500,000 Shares is referred to as the “Minimum Amount”) and a maximum offering amount of 2,500,000 Shares at a purchase price of $6.00 per Share (the aggregate proceeds from the amount of 2,500,000 Shares is referred to as the “Maximum Amount”), and the Company agrees and acknowledges that there is no guarantee of the successful placement of the Shares, or any portion thereof, in the prospective Offering. No Closing (as defined in Section 2.1 of this agreement) will occur unless the Minimum Amount has been subscribed.

1. Appointment of Placement Agent.

On the basis of the representations, warranties, covenants and agreements of the Company herein contained, and subject to all the terms and conditions of this Agreement, the Company hereby appoints the Placement Agent as its exclusive Placement Agent in connection with a distribution of its Securities to be offered and sold by the Company pursuant to a registration statement filed under the Securities Act of 1933, as amended (the “Securities Act”) on Form S-1 (File No. 333-219625), and the Placement Agent agrees to act as the Company’s exclusive Placement Agent. Pursuant to this appointment, the Placement Agent will solicit offers for the purchase of or attempt to place all or part of the Securities of the Company in the proposed Offering. Until the final closing or earlier upon termination of this Agreement pursuant to Section 5 hereof, the Company shall not, without the prior written consent of the Placement Agent, solicit or accept offers to purchase the Securities other than through the Placement Agent. The Company acknowledges that the Placement Agent will act as agent of the Company and use their reasonable “best efforts” to solicit offers to purchase the Securities from the Company on the terms, and subject to the conditions, set forth in the Prospectus (as defined below). The Placement Agent shall use commercially reasonable efforts to assist the Company in obtaining performance by each Purchaser whose offer to purchase Securities has been solicited by the Placement Agent, but the Placement Agent shall not, except as otherwise provided in this Agreement, be obligated to disclose the identity of any potential purchaser or have any liability to the Company in the event any such purchase is not consummated for any reason. Under no circumstances will the Placement Agent be obligated to underwrite or purchase any Securities for its own account and, in soliciting purchases of the Securities, the Placement Agent shall act solely as an agent of the Company. The Services provided pursuant to this Agreement shall be on an “agency” basis and not on a “principal” basis.

The Placement Agent will solicit offers for the purchase of the Securities in the Offering at such times and in such amounts as the Placement Agent deems advisable. The Company shall have the sole right to accept offers to purchase Securities and may reject any such offer, in whole or in part. The Placement Agent may retain other brokers or dealers to act as sub-agent on their behalf in connection with the Offering and may pay any sub-agent a solicitation fee with respect to any Securities placed by it.

2. Fees; Expenses; Other Arrangements.

2.1. Placement Agent’s Fee. As compensation for services rendered, the Company shall pay to the Placement Agent in cash by wire transfer in immediately available funds to an account or accounts designated by the Placement Agent an amount equal to 5% of the aggregate gross proceeds received by the Company from the sale of the Securities at each closing (each a “Closing” and each date on which a Closing occurs, the “Closing Date”); a non-accountable expense allowance equal to 1.5% of the gross proceeds received by the Company from the sale of the Securities; and the Company shall issue to the Placement Agent or its designees at the Closing five-year warrants to purchase a number of shares equal to an aggregate of 10% of the aggregate number of shares sold in this Offering at an exercise price of $7.20 (the “Placement Agent’s Warrants” and together with the shares of Common Stock (as defined below) underlying such warrants, the “Placement Agent Securities”).

2.2. Offering Expenses. The Company hereby agrees to pay on the Closing Date all expenses incident to the preparation of, and performance of the obligations of, the Company under this Agreement including, but not limited to: (a) all filing fees relating to the registration of the shares to be sold in the Offering with the Commission; (b) all COBRADesk filing fees associated with the review of the Offering by FINRA; (c) all fees and expenses relating to the listing of such shares on the Nasdaq and such other stock exchanges as the Company and the Placement Agent together determine; (d) all fees, expenses and disbursements relating to the registration, qualification or exemption of such Shares under the securities laws of such states and foreign jurisdictions as the Placement Agent may reasonably designate, if applicable; (e) the costs of all mailing and printing of the offering documents, Registration Statements, Prospectuses and all amendments, supplements and exhibits thereto and as many preliminary and final Prospectuses as the Placement Agent may reasonably deem necessary, (f) the costs of preparing, authenticating, issuing, printing and delivering certificates representing the Shares; (g) fees and expenses of the Depositary for the Shares; (h) stock transfer and/or stamp taxes, if any, payable upon the transfer of securities from the Company to the Placement Agent; (i) the fees and expenses of the Company’s accountants; (j) the fees and expenses of the Company’s legal counsel and other agents; (k) the costs associated with post-Closing advertising of the Offering in the national editions of the Wall Street Journal and New York Times except that that Company shall only reimburse the Placement Agent for the costs of this subsection (l) if the Company gives its prior written consent to such advertisements; and (m) actual “road show” expenses for the Offering incurred by the Company. The Placement Agent may also deduct from the net proceeds of the Offering payable to the Company on the Closing Date the expenses set forth herein to be paid by the Company to the Placement Agent. Such expenses shall include reimbursement of up to $100,000 of the Placement Agent’s actual expenses including but not limited to (a) reasonable travel and out-of-pocket expense in connection with the Offering; (b) reasonable fees and expenses of legal counsel incurred by the Placement Agent in connection with the Offering; (c) the cost of due diligence meetings not exceeding $10,000 in the aggregate; and (d) preparation of printed documents for closing and deal mementos with costs not exceeding US$3,000. Any remaining costs and expenses of the Placement Agent shall be borne by the Placement Agent. The Placement Agent acknowledges that $70,000 of this allowance has been paid by the Company and shall be deducted from the accountable expense allowance payable pursuant to this Section 2.2.1.

3. Description of the Offering.

The Securities to be offered directly to various investors (each, an “Investor” or “Purchaser” and, collectively, the “Investors” or the “Purchasers”) in the Offering shall be a minimum of 500,000 Shares and a maximum offering amount of 2,500,000 Shares (the “Common Stock” or “Shares”). The Shares to be offered in the Offering shall be referred to as the “Securities”. The purchase price for one Share shall be $6.00 (the “Share Purchase Price”). If the Company shall default in its obligations to deliver Securities to a Purchaser whose offer it has accepted and who has tendered payment, the Company shall indemnify and hold the Placement Agent harmless against any loss, claim, damage or expense arising from or as a result of such default by the Company under this Agreement.

4. Delivery and Payment; Closing.

Settlement of the Securities purchased by an Investor shall be made by 5:00 p.m. Eastern time, on the Closing Date by wire transfer in federal (same day) funds, payable to the order of the Company after delivery of the certificates (in form and substance satisfactory to the Placement Agent) or via electronic delivery. On the Closing Date, the Common Stock to which the Closing relates shall be delivered via The Depository Trust Company Deposit or Withdrawal at Custodian (DWAC) system for the accounts of the Placement Agent or as otherwise designated by the Placement Agent. The Securities shall be registered in such name or names and in such authorized denominations as the Placement Agent may request in writing at least one Business Day prior to the Closing Date. The term “Business Day” means any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions are authorized or obligated by law to close in New York, New York.

The Closing shall occur at such place as shall be agreed upon by the Placement Agent and the Company. In the absence of an agreement to the contrary, each Closing shall take place at the offices of Mei & Mark LLP, 818 18th Street NW, Suite 410, Washington, DC 20006. Deliveries of the documents with respect to the purchase of the Securities, if any, shall be made at the offices of Mei & Mark LLP, 818 18th Street, NW, Suite 410, Washington, DC 20006 on the Closing Date. All actions taken at a Closing shall be deemed to have occurred simultaneously.

5. Term and Termination of Agreement.

The term of this Agreement will commence upon the execution of this Agreement and will terminate at the earlier of the Closing of the Offering or 11:59 p.m. Eastern time on June 30, 2018, unless extended by mutual agreement of the Company and the Placement Agent. Notwithstanding anything to the contrary contained herein, any provision in this Agreement concerning or relating to confidentiality, indemnification, contribution, advancement, the Company’s representations and warranties and the Company’s obligations to pay fees and reimburse expenses will survive any expiration or termination of this Agreement. If any condition specified in Section 8 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Placement Agent by notice to the Company at any time on or prior to a Closing Date, which termination shall be without liability on the part of any party to any other party, except that those portions of this Agreement specified in Section 19 shall at all times be effective and shall survive such termination. Notwithstanding anything to the contrary in this Agreement, in the event that this Agreement shall not be carried out for any reason whatsoever, within the time specified herein or any extensions thereof pursuant to the terms herein, the Company shall be obligated to pay to the Placement Agent its actual and accountable out-of-pocket expenses as provided for in Section 2.2. above and upon demand the Company shall pay the full amount thereof to the Placement Agent.

6. Permitted Acts.

Nothing in this Agreement shall be construed to limit the ability of the Placement Agent, its officers, directors, employees, agent, associated persons and any individual or entity “controlling,” “controlled by,” or “under common control” with the Placement Agent (as those terms are defined in Rule 405 under the Securities Act) to conduct its business including without limitation the ability to pursue, investigate, analyze, invest in, or engage in investment banking, financial advisory or any other business relationship with any individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

7. Representations, Warranties and Covenants of the Company.

As of the date and time of the execution of this Agreement, the Closing Date and the Initial Sale Time (as defined herein), the Company represents, warrants and covenants to the Placement Agent, other than as disclosed in any of its filings with the Securities and Exchange Commission (the “Commission”), that:

7.1 Registration Matters.

7.1.1. The Company has filed with the Commission a registration statement on Form S-1 (File No. 333-219625) including a related prospectus for the registration of the Common Stock and the Placement Agent Securities under the Securities Act, and the rules and regulations thereunder (the “Securities Act Regulations”) and a post-effective amendment to the registration statement. The registration statement and the post-effective amendment to the registration statement have been declared effective under the Securities Act by the Commission. The “Registration Statement,” as of any time, means such registration statement as amended by any post-effective amendments thereto at such time, including the exhibits and any schedules thereto at such time, the documents incorporated or deemed to be incorporated by reference therein at such time under the Securities Act and the documents otherwise deemed to be a part thereof as of such time pursuant to Rule 430A (“Rule 430A”) or Rule 430B under the Securities Act Regulations (“Rule 430B”); provided, however, that the “Registration Statement” without reference to a time means such registration statement as amended by any post-effective amendments thereto as of the time of the first contract of sale for the Securities, which time shall be considered the “new effective date” of such registration statement with respect to the Securities within the meaning of paragraph (f)(2) of Rule 430B, including the exhibits and schedules thereto as of such time, the documents incorporated or deemed incorporated by reference therein at such time pursuant the Securities Act and the documents otherwise deemed to be a part thereof as of such time pursuant to the Rule 430A or Rule 430B. Any registration statement filed pursuant to Rule 462(b) of the Securities Act Regulations is hereinafter called the “Rule 462(b) Registration Statement,” and after such filing the term “Registration Statement” shall include the Rule 462(b) Registration Statement. The prospectus set forth in the Registration Statement in the form first used to confirm sales of the Securities (or in the form first made available to the Placement Agent by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act), is hereinafter referred to, collectively, as the “Prospectus,” and the term “Preliminary Prospectus” means the preliminary form of the Prospectus dated April 30, 2018.

7.1.2. All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” (or other references of like import) in the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to include all such financial statements and schedules and other information set forth in or, if applicable, incorporated or deemed incorporated by reference in the Registration Statement, such Preliminary Prospectus or the Prospectus, as the case may be, prior to the execution and delivery of this Agreement; and all references in this Agreement to amendments or supplements to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to include the filing of any document under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder (the “Exchange Act Regulations”), incorporated or deemed to be incorporated by reference in the Registration Statement, such Preliminary Prospectus or the Prospectus, as the case may be, at or after the execution and delivery of this Agreement.

7.1.3. The term “Disclosure Package” means (i) the Prospectus, as most recently amended or supplemented immediately prior to the Initial Sale Time (as defined herein), (ii) the Issuer Free Writing Prospectuses (as defined below), if any, identified in Exhibit B hereto, and (iii) any other Free Writing Prospectus (as defined below) that the parties hereto shall hereafter expressly agree to treat as part of the Disclosure Package.

7.1.4. The term “Issuer Free Writing Prospectus” means any issuer free writing prospectus, as defined in Rule 433 of the Securities Act Regulations. The term “Free Writing Prospectus” means any free writing prospectus, as defined in Rule 405 of the Securities Act Regulations.

7.1.5. Any Preliminary Prospectus when filed with the Commission, and the Registration Statement as of each effective date and as of the date hereof, complied or will comply, and the Prospectus and any further amendments or supplements to the Registration Statement, any Preliminary Prospectus or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, comply, in all material respects, with the requirements of the Securities Act and the Securities Act Regulations; and, if applicable, the documents incorporated by reference in the Registration Statement, any Preliminary Prospectus or the Prospectus complied, and any further documents so incorporated will comply, when filed with the Commission, in all material respects to the requirements of the Exchange Act and Exchange Act Regulations.

7.1.6. The issuance by the Company of the Securities and Placement Agent Securities has been registered under the Securities Act. The Securities and Placement Agent Securities will be issued pursuant to the Registration Statement and each of the Securities and Placement Agent Securities will be freely transferable and freely tradable by each of the Investors or the Placement Agent, as applicable, without restriction, unless otherwise restricted by applicable law or regulation.

7.2 Stock Exchange Listing. The Shares have been approved for listing on Nasdaq Capital Market (the “Exchange”) and the Company has taken no action designed to, or likely to have the effect of, delisting the shares of Common Stock from the Exchange, nor has the Company received any notification that the Exchange is contemplating terminating such listing.

7.3 No Stop Orders, etc. Neither the Commission nor, to the Company’s knowledge, any state regulatory authority has issued any order preventing or suspending the use of the Registration Statement, any Preliminary Prospectus or the Prospectus or has instituted or, to the Company’s knowledge, threatened to institute, any proceedings with respect to such an order. The Company has complied with each request (if any) from the Commission for additional information.

7.4 Subsidiaries. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries (collectively, the “Subsidiaries” and each a “Subsidiary”) and the variable interest entity (the “VIE”) listed on Exhibit 21.1 to the Registration Statement. The Subsidiaries and the VIE are herein collectively called the “Group Entities” and each of them is herein called a “Group Entity.” Each Group Entity has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Disclosure Package and the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Change (as hereinafter defined); except as otherwise disclosed in the Registration Statement, the Disclosure Package and the Prospectus, all of the issued and outstanding capital stock of each Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through the Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; except as otherwise disclosed in the Registration Statement, the Disclosure Package and the Prospectus, all of the issued and outstanding capital stock of each VIE has been duly authorized and validly issued, is fully paid and non-assessable and is owned by Loke Che Chan, Gilbert and Lee Chong Kuang directly or through the VIEs, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any Group Entity was issued in violation of the preemptive or similar rights of any security holder of such Group Entity. The constitutive documents of each of the Group Entities comply with the requirements of applicable law in their respective jurisdictions of incorporation and are in full force and effect. Unless otherwise set forth, all references in this Section 7 to the “Company” shall include references to all of the Company’s Subsidiaries and VIEs.

7.5 Disclosures in Registration Statement.

7.5.1 Compliance with Securities Act and 10b-5 Representation

(i) Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the requirements of the Securities Act and the Securities Act Regulations. The Preliminary Prospectus and the Prospectus, at the time each was filed with the Commission, complied in all material respects with the requirements of the Securities Act and the Securities Act Regulations. The Preliminary Prospectus delivered to the Placement Agent for use in connection with this Offering and the Prospectus was or will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(ii) Neither the Registration Statement nor any amendment thereto, at its effective time, as of 4:30 p.m. (Eastern time) on the date of this Agreement (the “Initial Sale Time”),and at the Closing Date, contained, contains or will contain an untrue statement of a material fact or omitted, omits or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to statements made or statements omitted in reliance upon and in conformity with written information furnished to the Company with respect to the Placement Agent by the Placement Agent expressly for use in the Registration Statement or any amendment thereof or supplement thereto. The parties acknowledge and agree that such information provided by or on behalf of any Placement Agent consists solely of the following disclosure contained in the following paragraphs in the “Plan of Distribution” section of the Prospectus: (i) the name of the Placement Agent, and (ii) the information under the subsection “Fees and Expenses” (the “Placement Agent’s Information”)

(iii) The Disclosure Package, as of the Initial Sale Time and at the Closing Date, did not, does not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus does not conflict with the information contained in the Registration Statement, any Preliminary Prospectus, or the Prospectus, and each such Issuer Free Writing Prospectus, as supplemented by and taken together with the Preliminary Prospectus as of the Initial Sale Time, did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(iv) Neither the Prospectus nor any amendment or supplement thereto, as of its issue date, at the time of any filing with the Commission pursuant to Rule 424(b), at the Closing Date, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to the Placement Agent’s Information.

7.5.2 Disclosure Agreements. The agreements and documents described in the Registration Statement, the Disclosure Package and the Prospectus conform in all material respects to the descriptions thereof contained therein and there are no agreements or other documents required by the Securities Act and the Securities Act Regulations to be described in the Registration Statement, the Disclosure Package and the Prospectus or to be filed with the Commission as exhibits to the Registration Statement, that have not been so described or filed. Each agreement or other instrument (however characterized or described) to which the Company is a party or by which it is or may be bound or affected and (i) that is referred to in the Registration Statement, the Disclosure Package and the Prospectus, and (ii) is material to the Company’s business, has been duly authorized and validly executed by the Company, is in full force and effect in all material respects and is enforceable against the Company and, to the Company’s knowledge, the other parties thereto, in accordance with its terms, except (x) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (y) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws, and (z) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. None of such agreements or instruments has been assigned by the Company, and neither the Company nor, to the Company’s knowledge, any other party is in default thereunder and, to the Company’s knowledge, no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a default thereunder, except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus. To the Company’s knowledge, performance by the Company of the material provisions of such agreements or instruments will not result in a violation of any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its assets or businesses (each, a “Governmental Entity”), including, without limitation, those relating to environmental laws and regulations.

7.5.3 Prior Securities Transactions. Since the beginning of the period covered by the financial statement included in the Registration Statement, no securities of the Company have been sold by the Company or by or on behalf of, or for the benefit of, any person or persons controlling, controlled by or under common control with the Company, except as disclosed in the Registration Statement, the Disclosure Package and the Preliminary Prospectus.

7.5.4 Regulations. The disclosures in the Registration Statement, the Disclosure Package and the Prospectus concerning the effects of federal, state, local and all foreign regulation on the Offering and the Company’s business as currently contemplated are correct in all material respects and no other such regulations are required to be disclosed in the Registration Statement, the Disclosure Package and the Prospectus, which are not so disclosed.

7.5.5 Changes After Dates in Registration Statement.

(i) No Material Adverse Change. Since the respective dates as of which information is given in the Registration Statement, the Disclosure Package and the Prospectus, except as otherwise specifically stated therein: (i) there has been no material adverse change in the financial position or results of operations of the Company, nor any change or development that, singularly or in the aggregate, would involve a material adverse change or a prospective material adverse change, in or affecting the condition (financial or otherwise), results of operations, business, assets or prospects of the Company (a “Material Adverse Change”); (ii) there have been no material transactions entered into by the Company, other than as contemplated pursuant to this Agreement; and (iii) no officer or director of the Company has resigned from any position with the Company.

(ii) Recent Securities Transactions, etc. Subsequent to the respective dates as of which information is given in the Registration Statement, the Disclosure Package and the Prospectus, and except as may otherwise be indicated or contemplated herein or disclosed in the Registration Statement, the Disclosure Package and the Prospectus, the Company has not: (i) issued any securities (other than (i) grants under any stock compensation plan and (ii) shares of common stock issued upon exercise or conversion of option, warrants or convertible securities described in the Registration Statement, the Disclosure Package and the Prospectus) or incurred any liability or obligation, direct or contingent, for borrowed money; or (ii) declared or paid any dividend or made any other distribution on or in respect to its capital stock.

7.6 Independent Accountants. To the knowledge of the Company, Weinberg & Company, during such time as the firm was engaged by the Company (collectively, the “Auditors”), was an independent registered public accounting firm as required by the Securities Act and the Securities Act Regulations and the Public Company Accounting Oversight Board. During such time period in which the Auditors served as the Company’s independent registered public accounting firm the Auditors did not or have not, during the periods covered by the financial statements included in the Registration Statement, the Disclosure Package and the Prospectus, provided to the Company any non-audit services, as such term is used in Section 10A(g) of the Exchange Act.

7.7 SEC Reports; Financial Statements, etc. The Company has complied in all material respects with requirements to file all reports, schedules, forms, statements and other documents required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”). As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and the Group Entities as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. The financial statements, including the notes thereto and supporting schedules included in the Registration Statement, the Disclosure Package and the Prospectus, fairly present in all material respects the financial position and the results of operations of the Company at the dates and for the periods to which they apply; and such financial statements have been prepared in conformity with GAAP, consistently applied throughout the periods involved (provided that unaudited interim financial statements are subject to year-end audit adjustments that are not expected to be material in the aggregate and do not contain all footnotes required by GAAP); and the supporting schedules included in the Registration Statement present fairly in all material respects the information required to be stated therein. Except as included therein, no historical or pro forma financial statements are required to be included in the Registration Statement, the Disclosure Package or the Prospectus under the Securities Act or the Securities Act Regulations. The pro forma and pro forma as adjusted financial information and the related notes, if any, included in the Registration Statement, the Disclosure Package and the Prospectus have been properly compiled and prepared in accordance with the applicable requirements of the Securities Act and the Securities Act Regulations and present fairly in all material respects the information shown therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. All disclosures contained in the Registration Statement, the Disclosure Package or the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission), if any, comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K of the Securities Act, to the extent applicable. Each of the Registration Statement, the Disclosure Package and the Prospectus discloses all material off-balance sheet transactions, arrangements, obligations (including contingent obligations), and other relationships of the Company with unconsolidated entities or other persons that may have a material current or future effect on the Company’s financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses. Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, (a) the Company has not incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions other than in the ordinary course of business, (b) the Company has not declared or paid any dividends or made any distribution of any kind with respect to its capital stock, (c) there has not been any change in the capital stock of the Company (other than (i) grants under any stock compensation plan and (ii) shares of common stock issued upon exercise or conversion of option, warrants or convertible securities described in the Registration Statement, the Disclosure Package and the Prospectus), and (d) there has not been any Material Adverse Change in the Company’s long-term or short-term debt.

7.8 Authorized Capital; Options, etc. The Company had, at the date or dates indicated in the Registration Statement, the Disclosure Package and the Prospectus, the duly authorized, issued and outstanding capitalization as set forth therein. Based on the assumptions stated in the Registration Statement, the Disclosure Package and the Prospectus, the Company will have on the Closing Date the adjusted stock capitalization set forth therein. Except as set forth in, or contemplated by, the Registration Statement, the Disclosure Package and the Prospectus, on the Effective Date, as of the Initial Sale Time, on the Closing Date, there will be no stock options, warrants, or other rights to purchase or otherwise acquire any authorized, but unissued shares of Common Stock of the Company or any security convertible or exercisable into shares of Common Stock of the Company, or any contracts or commitments to issue or sell shares of Common Stock or any such options, warrants, rights or convertible securities.

7.9 Valid Issuance of Securities, etc.

7.9.1 Outstanding Securities. All issued and outstanding securities of the Company issued prior to the transactions contemplated by this Agreement have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company. The authorized shares of Common Stock and other outstanding securities conform in all material respects to all statements relating thereto contained in the Registration Statement, the Disclosure Package and the Prospectus. The offers and sales of the outstanding shares of Common Stock were at all relevant times either registered under the Securities Act and the applicable foreign or state securities or “blue sky” laws or, based in part on the representations and warranties of the purchasers of such shares, exempt from such registration requirements.

7.9.2 Securities Sold Pursuant to this Agreement. The Securities and Placement Agent Securities have been duly authorized for issuance and sale and, when issued and paid for, will be validly issued, fully paid and non-assessable; the holders thereof are not and will not be subject to personal liability by reason of being such holders; the Securities and Placement Agent Securities are not and will not be subject to the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company; and all corporate action required to be taken for the authorization, issuance and sale of the Securities and Placement Agent Securities has been duly and validly taken. The Common Stock underlying the Placement Agent Warrants have been duly authorized and reserved for issuance by all necessary corporate action on the part of the Company and when paid for, if applicable, and issued in accordance with the Placement Agent Warrants, such Common Stock will be validly issued, fully paid and non-assessable; and the holders thereof are not and will not be subject to personal liability by reason of being such holders. The Securities conform in all material respects to all statements with respect thereto contained in the Registration Statement, the Disclosure Package and the Prospectus.

7.10 Registration Rights of Third Parties. Except as set forth in the Registration Statement, the Disclosure Package and the Prospectus, no holders of any securities of the Company or any rights exercisable for or convertible or exchangeable into securities of the Company have the right to require the Company to register any such securities of the Company under the Securities Act or to include any such securities in a registration statement to be filed by the Company.

7.11 Validity and Binding Effect of Agreements. This Agreement and the Placement Agent Warrant each has been duly and validly authorized by the Company, and, when executed and delivered, will constitute, the valid and binding agreement of the Company, enforceable against the Company in accordance with its respective terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

7.12 No Conflicts, etc. The execution, delivery and performance by the Company of this Agreement and the Placement Agent Warrants and all ancillary documents, the consummation by the Company of the transactions herein and therein contemplated and the compliance by the Company with the terms hereof and thereof do not and will not, with or without the giving of notice or the lapse of time or both: (i) result in a material breach of, or conflict with any of the terms and provisions of, or constitute a material default under, or result in the creation, modification, termination or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any agreement or instrument to which the Company is a party; (ii) result in any violation of the provisions of the Company’s Certificate of Incorporation (as the same may be amended or restated from time to time, the “Charter”) or the by-laws of the Company (as the same may be amended or restated from time to time, the “Bylaws”); or (iii) violate any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Entity as of the date hereof.

7.13 Regulatory. Except as described in the Registration Statement, the Disclosure Package and the Prospectus or as would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Change: (i) the Company is and has been in material compliance with statutes, laws, ordinances, rules and regulations applicable to the Company (collectively, “Applicable Laws”); (ii) the Company possesses all licenses, certificates, approvals, clearances, consents, authorizations, qualifications, registrations, permits, and supplements or amendments thereto required by any such Applicable Laws and/or to carry on its businesses as now conducted (“Authorizations”) and such Authorizations are valid and in full force and effect and the Company is not in violation of any term of any such Authorizations; (iii) the Company has not received notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any Governmental Entity or third party alleging that any product, operation or activity is in violation of any Applicable Laws or Authorizations or has any knowledge that any such Governmental Entity or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding, nor, to the best of the Company’s knowledge, has there been any material noncompliance with or violation of any Applicable Laws by the Company that could reasonably be expected to require the issuance of any such communication or result in an investigation, corrective action, or enforcement action by any Governmental Entity; and (iv) the Company has not received notice that any Governmental Entity has taken, is taking or intends to take action to limit, suspend, modify or revoke any Authorizations or has any knowledge that any such Governmental Entity has threatened or is considering such action. Neither the Company nor, to the Company’s knowledge, any of its directors, officers, employees or agent has been convicted of any crime under any Applicable Laws.

7.14 No Defaults; Violations. No material default exists in the due performance and observance of any term, covenant or condition of any material license, contract, indenture, mortgage, deed of trust, note, loan or credit agreement, or any other agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which the Company is a party or by which the Company may be bound or to which any of the properties or assets of the Company is subject. The Company is not (i) in violation of any term or provision of its Charter or Bylaws, or (ii) in violation of any franchise, license, permit, applicable law, rule, regulation, judgment or decree of any Governmental Entity applicable to the Company.

7.15 Corporate Power; Licenses; Consents.

7.15.1 Except as described in the Registration Statement, the Disclosure Package and the Prospectus, the Company has all requisite corporate power and authority, and has all necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies that it needs as of the date hereof to conduct its business purpose as described in the Registration Statement, the Disclosure Package and the Prospectus.

7.15.2 The Company has all corporate power and authority to enter into this Agreement and to carry out the provisions and conditions hereof, and all consents, authorizations, approvals and orders required in connection therewith have been obtained. No consent, authorization or order of, and no filing with, any court, government agency or other body is required for the valid issuance, sale and delivery of the Securities and Placement Agent Securities and the consummation of the transactions and agreements contemplated by this Agreement and as contemplated by the Registration Statement, the Disclosure Package and the Prospectus, except with respect to applicable federal and state securities laws and the rules and regulations of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

7.16 Litigation; Governmental Proceedings. There is no material action, suit, proceeding, inquiry, arbitration, investigation, litigation or governmental proceeding pending or, to the Company’s knowledge, threatened against, or involving the Company or, to the Company’s knowledge, any executive officer or director which has not been disclosed in the Registration Statement, the Disclosure Package and the Prospectus or in connection with the Company’s listing application for the Shares on the Exchange.

7.17 Good Standing. The Company has been duly organized and is validly existing as a corporation and is in good standing under the laws of the State of Nevada as of the date hereof, and is duly qualified to do business and is in good standing in each other jurisdiction in which its ownership or lease of property or the conduct of business requires such qualification, except where the failure to qualify, singularly or in the aggregate, would not have or reasonably be expected to result in a Material Adverse Change.

7.18 Insurance. The Company carries or is entitled to the benefits of insurance solely with respect to office contents, business interruption, money protection, personal accident, public liability and employees’ compensation, with, to the Company’s knowledge, reputable insurers, and in such amounts and covering such risks which the Company believes are reasonably adequate, and all such insurance is in full force and effect. The Company has no reason to believe that it will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change.

7.19 Transactions Affecting Disclosure to FINRA.

7.19.1 Finder’s Fees. Except as described in the Registration Statement, the Disclosure Package and the Prospectus, there are no claims, payments, arrangements, agreements or understandings relating to the payment of a finder’s, consulting or origination fee by the Company or any executive officer or director of the Company (each an “Insider”) with respect to the sale of the Securities hereunder or any other arrangements, agreements or understandings of the Company or, to the Company’s knowledge, any of its stockholders that may affect the Placement Agent’ compensation, as determined by FINRA.

7.19.2 Payments Within Twelve (12) Months. Except as described in the Registration Statement, the Disclosure Package and the Prospectus, the Company has not made any direct or indirect payments (in cash, securities or otherwise) to: (i) any person, as a finder’s fee, consulting fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who raised or provided capital to the Company; (ii) any FINRA member; or (iii) any person or entity that has any direct or indirect affiliation or association with any FINRA member, within the twelve (12) months prior to the date hereof, other than the payment to the Placement Agent as provided hereunder in connection with the Offering.

7.19.3 Use of Proceeds. None of the net proceeds of the Offering will be paid by the Company to any participating FINRA member or its affiliates, except as specifically authorized herein.

7.19.4 FINRA Affiliation. There is no (i) officer or director of the Company, (ii) beneficial owner of 5% or more of any class of the Company’s securities or (iii) beneficial owner of the Company’s unregistered equity securities which were acquired during the 180-day period immediately preceding the original filing of the Registration Statement, that (a) is an affiliate or associated person of a FINRA member participating in the Offering (as determined in accordance with the rules and regulations of FINRA); (b) is required to register as a “broker” or “dealer” in accordance with the provisions of the Exchange Act or the Exchange Act Regulations, or (c) has any direct or indirect affiliation or association with any member firm of FINRA (as determined in accordance with the rules and regulations of FINRA).

7.19.5 Information. To the Company’s knowledge, all information provided by the Company’s officers and directors in their FINRA Questionnaires to counsel to the Placement Agent specifically for use by counsel to the Placement Agent in connection with its Public Offering System filings (and related disclosure) with FINRA is true, correct and complete in all material respects.

7.20 Foreign Corrupt Practice Act. Neither the Company nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company or any other person acting on behalf of the Company, has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any Governmental Entity or any political party or candidate for office (domestic or foreign) or other person who was, is, or may be in a position to help or hinder the business of the Company (or assist it in connection with any actual or proposed transaction) that (i) might subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) if not given in the past, might have had a Material Adverse Change or (iii) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company. The Company has taken reasonable steps to ensure that its accounting controls and procedures are sufficient to cause the Company to comply in all material respects with the Foreign Corrupt Practices Act of 1977, as amended. The Company has not violated any provision of the anti-corruption laws in China, Hong Kong, Samoa, Malaysia or the British Virgin Islands.

7.21 Compliance with OFAC. Neither of the Company nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company or any other person acting on behalf of the Company, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), and the Company will not, directly or indirectly, use the proceeds of the Offering hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

7.22 Money Laundering Laws. The operations of the Company are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Entity (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any Governmental Entity involving the Company with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

7.23 Officers’ Certificate. Any certificate signed by any duly authorized officer of the Company and delivered to the Placement Agent or to Placement Agent’ Counsel shall be deemed a representation and warranty by the Company to the Placement Agent as to the matters covered thereby.

7.24 Related Party Transactions. There are no business relationships or related party transactions involving the Company or any other person required to be described in the Registration Statement, the Disclosure Package and the Prospectus that have not been described as required.

7.25 Board of Directors. The qualifications of the persons serving as board members and the overall composition of the board comply with the Exchange Act, the Exchange Act Regulations, the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder (the “Sarbanes-Oxley Act”) applicable to the Company and the listing rules of the Exchange. At least one member of the Audit Committee of the Board of Directors of the Company qualifies as an “audit committee financial expert,” as such term is defined under Regulation S-K and the listing rules of the Exchange. In addition, at least a majority of the persons serving on the Board of Directors qualify as “independent,” as defined under the listing rules of the Exchange.

7.26 Sarbanes-Oxley Compliance. Except as disclosed in the Registration Statement, Disclosure Package and Prospectus:

7.26.1 The Company has developed and currently maintains disclosure controls and procedures that will comply with Rule 13a-15 or 15d-15 under the Exchange Act Regulations applicable to it, and such controls and procedures are effective to ensure that all material information concerning the Company will be made known on a timely basis to the individuals responsible for the preparation of the Company’s Exchange Act filings and other public disclosure documents.

7.26.2 The Company is, or at the Initial Sale Time and on the Closing Date will be, in material compliance with the provisions of the Sarbanes-Oxley Act applicable to it, and has implemented or will implement such programs and taken reasonable steps to ensure the Company’s future compliance (not later than the relevant statutory and regulatory deadlines therefor) with all of the material provisions of the Sarbanes-Oxley Act.

7.27 Accounting Controls. The Company maintains a system of “internal control over financial reporting” (as defined under Rules 13a-15 and 15d-15 under the Exchange Act Regulations) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, its principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, the Company is not aware of any material weaknesses in its internal controls. The Auditors (during the time of their engagement) and the Audit Committee of the Board of Directors of the Company have been advised of: (i) all significant deficiencies and material weaknesses, if any, in the design or operation of internal controls over financial reporting which are known to the Company’s management and that have adversely affected or are reasonably likely to adversely affect the Company’ ability to record, process, summarize and report financial information; and (ii) any fraud, if any, known to the Company’s management, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

7.28 No Investment Company Status. The Company is not and, after giving effect to the Offering and the application of the proceeds thereof as described in the Registration Statement, the Disclosure Package and the Prospectus, will not be, required to register as an “investment company,” as defined in the Investment Company Act of 1940, as amended.

7.29 No Labor Disputes. No material labor dispute with the employees of the Company exists or, to the knowledge of the Company, is imminent.

7.30 Intellectual Property Rights. To the Company’s knowledge, the Company has, or can acquire on reasonable terms, ownership of and/or license to, or otherwise has the right to use, all inventions, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), patents and patent rights trademarks, service marks and trade names, copyrights, (collectively “Intellectual Property”) material to carrying on its business as described in the Prospectus. The Company has not received any correspondence relating to (A) infringement or misappropriation of, or conflict with, any Intellectual Property of a third party; (B) asserted rights of others with respect to any Intellectual Property of the Company; or (C) assertions that any Intellectual Property of the Company is invalid or otherwise inadequate to protect the interest of the Company, that in each case (if the subject of any unfavorable decision, ruling or finding), individually or in the aggregate, would have or would reasonably be expected to result in a Material Adverse Change. There are no third parties who have been able to establish any material rights to any Intellectual Property, except for the retained rights of the owners or licensors of any Intellectual Property that is licensed to the Company. There is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others: (A) challenging the validity, enforceability or scope of any Intellectual Property of the Company or (B) challenging the Company’s rights in or to any Intellectual Property or (C) that the Company materially infringes, misappropriates or otherwise violates or conflicts with any Intellectual Property or other proprietary rights of others. The Company has complied in all material respects with the terms of each agreement described in the Registration Statement, Disclosure Package or Prospectus pursuant to which any Intellectual Property is licensed to the Company, and all such agreements related to products currently made or sold by the Company, or to product candidates currently under development, are in full force and effect. All patents issued in the name of, or assigned to, the Company, and all patent applications made by or on behalf of the Company (collectively, the “Company Patents”) have been duly and properly filed. To the Company’s knowledge, the Company is the sole owner of the Company Patents.

7.31 Taxes. The Company has filed all returns (as hereinafter defined) required to be filed with taxing authorities prior to the date hereof or has duly obtained extensions of time for the filing thereof. The Company has paid all taxes (as hereinafter defined) shown as due on such returns that were filed and has paid all taxes imposed on or assessed against the Company, except for such exceptions as could not be expected, individually or in the aggregate, to have a Material Adverse Change. The provisions for taxes payable, if any, shown on the financial statements filed with or as part of the Registration Statement are sufficient for all accrued and unpaid taxes, whether or not disputed, and for all periods to and including the dates of such consolidated financial statements. Except as disclosed in writing to the Placement Agent, (i) no issues have been raised (and are currently pending) by any taxing authority in connection with any of the returns or taxes asserted as due from the Company, and (ii) no waivers of statutes of limitation with respect to the returns or collection of taxes have been given by or requested from the Company. The term “taxes” mean all federal, state, local, foreign and other net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, lease, service, service use, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, windfall profits, customs, duties or other taxes, fees, assessments or charges of any kind whatever, together with any interest and any penalties, additions to tax or additional amounts with respect thereto. The term “returns” means all returns, declarations, reports, statements and other documents required to be filed in respect to taxes.

7.32 Compliance with Laws. The Company: (A) is and at all times has been in compliance with all Applicable Laws, except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change; (B) has not received any correspondence from any Governmental Entity alleging or asserting noncompliance with any Applicable Laws or any Authorizations; (C) possesses all material Authorizations and such Authorizations are valid and in full force and effect and the Company is not in material violation of any term of any such Authorizations, in each case except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Change; (D) has not received written notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any Governmental Entity or third party alleging that any product operation or activity is in violation of any Applicable Laws or Authorizations and has no knowledge that any such Governmental Entity or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding; (E) has not received written notice that any Governmental Entity has taken, is taking or intends to take action to limit, suspend, modify or revoke any Authorizations; and (F) has filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and correct in all material respects on the date filed (or were corrected or supplemented by a subsequent submission).

7.33 [Intentionally Omitted]

7.34 Industry Data. The statistical and market-related data included in each of the Registration Statement, the Disclosure Package and the Prospectus are based on or derived from sources that the Company reasonably and in good faith believes are reliable and accurate or represent the Company’s good faith estimates that are made on the basis of data derived from such sources.

7.35 Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) is contained in the Registration Statement, the Disclosure Package or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

7.36 Margin Securities. The Company owns no “margin securities” as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”), and none of the proceeds of Offering will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the shares of Common Stock to be considered a “purpose credit” within the meanings of Regulation T, U or X of the Federal Reserve Board.

7.37 Integration. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the Offering to be integrated with prior offerings by the Company for purposes of the Securities Act that would require the registration of any such securities under the Securities Act.

7.38 Confidentiality and Non-Competition. To the Company’s knowledge, no director, officer, key employee or consultant of the Company is subject to any confidentiality, non-disclosure, non-competition agreement or non-solicitation agreement with any employer or prior employer, other than the Company, that could reasonably be expected to materially affect his ability to be and act in his respective capacity of the Company or be expected to result in a Material Adverse Change.

7.39 Dividends. Except to the extent described in the Registration Statement, the Disclosure Package and the Prospectus, all dividends and other distributions declared and payable on the equity interests of the Company and its subsidiaries may under current laws and regulations of BVI, Anguilla, Belize, Seychelles, the PRC, Hong Kong, or Malaysia be converted into foreign currency that may be freely transferred out of BVI, Anguilla, Belize, Seychelles, the PRC, Hong Kong, or Malaysia, as the case may be, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of such jurisdictions and are otherwise free and clear of any other tax, withholding or deduction in such jurisdictions without the necessity of obtaining any governmental authorization.

7.40 No Commodity Contracts. The Company is not engaged in any trading activities involving commodity contracts or other trading contracts which are not currently traded on a securities or commodities exchange and for which the market value cannot be determined.

7.41 Compliance with PRC Overseas Investment and Listing Regulations. Except as described in the Registration Statement, the Disclosure Package and the Prospectus, each of the Company and the Group Entities that was incorporated outside of the PRC has complied with, and has taken commercially reasonable steps to comply with and to ensure compliance by each of its shareholders, option holders, directors, officers and employees that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen with any applicable rules and regulations of the relevant PRC government agencies (including but not limited to the Ministry of Commerce, the National Development and Reform Commission and the State Administration of Foreign Exchange) relating to overseas investment by PRC residents and citizens (the “PRC Overseas Investment and Listing Regulations”), including, without limitation, requesting each shareholder, option holder, director, officer and employee that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen to complete any registration and other procedures required under the PRC Overseas Investment and Listing Regulations.

7.42 Compliance with PRC Mergers and Acquisitions Rules. The Company is aware of and has been advised as to the content of the Rules on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors (the “PRC Mergers and Acquisition Rules”) jointly promulgated by the Ministry of Commerce, the State Assets Supervision and Administration Commission, the State Tax Administration, the State Administration of Industry and Commerce, the China Securities Regulatory Commission (the “CSRC”) and the State Administration of Foreign Exchange of the PRC on August 8, 2006 and effective as of September 8, 2006, including the relevant provisions thereof which purport to require offshore special purpose entities formed for listing purposes and controlled directly or indirectly by PRC companies or individuals, to obtain the approval of the CSRC prior to the listing and trading of their securities on an overseas stock exchange. The Company has received legal advice specifically with respect to the PRC Mergers and Acquisitions Rules from its PRC counsel and the Company understands such legal advice. The issuance and sale of the Securities, the listing and trading of the Securities on the Exchange and the consummation of the transactions contemplated by this Agreement are not and will not be, as of the date hereof or on the Closing Date, as the case may be, materially and adversely affected by the PRC Mergers and Acquisitions Rules or any official clarifications, guidance, interpretations or implementation rules in connection with or related to the PRC Mergers and Acquisitions Rules (collectively, the “PRC Mergers and Acquisitions Rules and Related Clarifications”).

7.43 Compliance with PRC Anti-Monopoly Law and Regulations. The Company is aware of and has been advised as to the content of the PRC Anti-monopoly Law, which became effective on August 1, 2008, and the related rules, regulations and guidelines issued by various PRC governmental authorities (the “PRC Anti-Monopoly Law and Regulations”). Except as described in the Registration Statement, the Disclosure Package and the Prospectus, all acquisitions and other transactions conducted by the Company or any Group Entity have complied with the PRC Anti-Monopoly Law and Regulations.

7.44 Lock-Up Period

7.44.1 Each officer and director (each an “Insider”) and each beneficial owner of 10% or more of the Company holding outstanding Shares (or securities convertible into Shares) (together with the Insiders, the “Lock-Up Parties”) have agreed pursuant to executed Lock-Up Agreements in the form attached hereto as Exhibit C that for a period ending 180 days after the Closing Date (the “Lock-Up Period”), such persons and their affiliated parties shall not offer, pledge, sell, contract to sell, grant, lend or otherwise transfer or dispose of, directly or indirectly, any capital stock of the Company, including Shares, or any securities convertible into or exercisable or exchangeable for such capital stock, without the consent of the Placement Agent, with certain exceptions. The Placement Agent may consent to an early release from the applicable Lock-Up period if, in its opinion, the market for the capital stocks would not be adversely impacted by sales and in cases of financial emergency of an Insider or other stockholder.

7.44.2 The Company, on behalf of itself and any successor entity, has agreed that, without the prior written consent of the Placement Agent, it will not, for a period ending 180 days after the Closing Date, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company; (ii) file or cause to be filed any registration statement with the Commission relating to the offering of any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company or (iii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of capital stock of the Company, whether any such transaction described in clause (i), (ii) or (iii) above is to be settled by delivery of shares of capital stock of the Company or such other securities, in cash or otherwise. The restrictions contained in this paragraph 7.44.2 shall not apply to (i) the issuance by the Company of Shares upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof of, provided that the Placement Agent has been advised in writing of such issuance prior to the date hereof or (ii) the issuance by the Company of options to purchase or shares of capital stock or restricted stock of the Company under any stock compensation plan of the Company outstanding on the date hereof. For purposes of subclause (i) in this paragraph, the Placement Agent acknowledges that disclosure in the Registration Statement filed prior to the date hereof of any outstanding option or warrant shall be deemed to constitute prior written notice to the Placement Agent.

7.44.3 Notwithstanding the foregoing, if (i) the Company issues an earnings release or material news, or a material event relating to the Company occurs, during the last 17 days of the Lock-Up Period, or (ii) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by paragraph 7.45 shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, unless the Placement Agent waives such extension.

7.45 Issuance of Additional Shares. The Company agrees that it will not issue additional shares of preferred stock or any underlying Shares during the offering period. It further agrees that it will not issue additional shares for a period ending 180 days after the Closing Date without the Placement Agent’s written consent.

8. Conditions of the Obligations of the Placement Agent.

The obligations of the Placement Agent hereunder shall be subject to the accuracy of the representations and warranties, in all material respects, on the part of the Company set forth in Section 7 hereof, in each case as of the date hereof and as of the Closing Date as though then made, to the timely performance by each of the Company of its covenants and other obligations hereunder on and as of such dates, and to each of the following additional conditions:

8.1 Regulatory Matters.

8.1.1 Effectiveness of Registration Statement; Rule 424 Information. The Registration Statement is effective on the date of this Agreement, and, on the Closing Date no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the Securities Act, no order preventing or suspending the use of any Preliminary Prospectus or the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the Company’s knowledge, contemplated by the Commission. The Company has complied with each request (if any) from the Commission for additional information. All filings with the Commission required by Rule 424 under the Securities Act to have been filed by the Closing Date shall have been made within the applicable time period prescribed for such filing by Rule 424.

8.1.2 FINRA Clearance. On or before the Closing Date of this Agreement, the Placement Agent shall have received clearance from FINRA as to the amount of compensation allowable or payable to the Placement Agent as described in the Registration Statement.

8.2 Company Counsel Matters.

8.2.1 Opinion of U.S. Counsel. On the Closing Date, the Placement Agent shall have received the favorable opinion of Loeb & Loeb, LLP, U.S. counsel for the Company, dated the Closing Date and addressed to the Placement Agent, substantially in form and substance reasonably satisfactory to the Placement Agent.

8.2.2 Opinion of PRC Counsel. On the Closing Date, the Placement Agent shall have received the favorable opinion of Guangdong Shenxin Lawyers (also known as广东深信律师事务所) , PRC counsel for the Company, dated the Closing Date and addressed to the Placement Agent, substantially in form and substance reasonably satisfactory to the Placement Agent.

8.2.3 Opinion of Hong Kong Counsel. On the Closing Date, the Placement Agent shall have received the favorable opinion of Khoo & Co, Hong Kong counsel for the Company, dated the Closing Date and addressed to the Placement Agent, substantially in form and substance reasonably satisfactory to the Placement Agent.

8.2.4 Opinion of Malaysia Counsel. On the Closing Date, the Placement Agent shall have received the favorable opinion of N S Leong & S T Low Law Firm, Malaysia counsel for the Company, dated the Closing Date and addressed to the Placement Agent, substantially in form and substance reasonably satisfactory to the Placement Agent.

8.3 Comfort Letters.

8.3.1 Comfort Letter. At the time this Agreement is executed, Placement Agent shall have received from each of the Auditors a cold comfort letter containing statements and information of the type customarily included in accountants’ comfort letters with respect to the financial statements and certain financial information contained in the Registration Statement, the Disclosure Package and the Prospectus, addressed to the Placement Agent and in form and substance satisfactory in all respects to Placement Agent and to the Auditors, dated as of the date of this Agreement.

8.3.2 Bring-down Comfort Letter and CFO Certificate. At the Closing Date, the Placement Agent shall have received (i) from each of the Auditors a letter, dated as of the Closing Date, to the effect that such Auditor reaffirms the statements made in the letter furnished pursuant to Section 8.3.1. except that the specified date referred to shall be a date not more than three (3) business days prior to the Closing Date; and (ii) from the Company a certificate of the chief financial officer of the Company, dated as of the Closing Date, in a form and substance satisfactory to the Placement Agent.

8.4 Officers’ Certificates.

8.4.1 Officers’ Certificate. The Company shall have furnished to the Placement Agent a certificate, dated the Closing Date, of its Chief Executive Officer and its Chief Financial Officer stating that (i) such officers have carefully examined the Registration Statement, the Disclosure Package, any Issuer Free Writing Prospectus and the Prospectus and, in their opinion, the Registration Statement and each amendment thereto, as of the Initial Sale Time and through the Closing Date did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Disclosure Package, as of the Initial Sale Time through the Closing Date, any Issuer Free Writing Prospectus as of its date and as of the Closing Date, the Prospectus and each amendment or supplement thereto, as of the respective date thereof and as of the Closing Date, did not include any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading, (ii) since the filing of the most recent Registration Statement, no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement, the Disclosure Package or the Prospectus, (iii) to their knowledge after reasonable investigation, as of the Closing Date, the representations and warranties of the Company in this Agreement are true and correct, in all material respects, and the Company has complied, in all material respects, with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, and (iv) there has not been, subsequent to the date of the most recent audited financial statements included in the Disclosure Package, any Material Adverse Change in the financial position or results of operations of the Company, or any change or development that, singularly or in the aggregate, would involve a Material Adverse Change or a prospective Material Adverse Change, in or affecting the condition (financial or otherwise), results of operations, business, assets or prospects of the Company, except as set forth in the Prospectus.

8.4.2 Secretary’s Certificate. At of the Closing Date the Placement Agent shall have received a certificate of the Company signed by the Secretary of the Company, dated the Closing Date, certifying: (i) that each of the Company’s Charter and Bylaws attached to such certificate is true and complete, has not been modified and is in full force and effect; (ii) that each of the Group Entities charter documents attached to such certificate is true and complete, has not been modified and is in full force and effect; (iii) that the resolutions of the Company’s Board of Directors relating to the Offering attached to such certificate are in full force and effect and have not been modified; and (iv) the good standing of the Company and each of the Group Entities. The documents referred to in such certificate shall be attached to such certificate.

8.5 No Material Changes. Prior to and on the Closing Date: (i) there shall have been no Material Adverse Change or development involving a prospective Material Adverse Change in the condition or prospects or the business activities, financial or otherwise, of the Company from the latest dates as of which such condition is set forth in the Registration Statement, the Disclosure Package and the Prospectus; (ii) no action, suit or proceeding, at law or in equity, shall have been pending or threatened against the Company or any affiliates of the Company before or by any court or federal or state commission, board or other administrative agency wherein an unfavorable decision, ruling or finding may materially adversely affect the business, operations, prospects or financial condition or income of the Company, except as set forth in the Registration Statement, the Disclosure Package and the Prospectus; (iii) no stop order shall have been issued under the Securities Act and no proceedings therefor shall have been initiated or threatened by the Commission; and (iv) the Registration Statement, the Disclosure Package and the Prospectus and any amendments or supplements thereto shall contain all material statements which are required to be stated therein in accordance with the Securities Act and the Securities Act Regulations and shall conform in all material respects to the requirements of the Securities Act and the Securities Act Regulations, and neither the Registration Statement, the Disclosure Package nor the Prospectus nor any amendment or supplement thereto shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

8.6 [Intentionally Omitted].

8.7 Financial Public Relations Firm. As of the Closing Date, the Company shall have retained a financial public relations firm reasonably acceptable to the Placement Agent and the Company, and shall retain such firm or another firm reasonably acceptable to the Placement Agent for a period of not less than two (2) years after the Closing Date.

8.8 Reservation of Common Stock. So long the Placement Agent Warrants remain outstanding, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 100% of the maximum number of Common Stock underlying such Placement Agent Warrants.

8.9 Minimum Amount. There shall be subscription amounts for the purchase of the Securities equal to at least the Minimum Amount.

8.10 Additional Documents. At the Closing Date, Placement Agent Counsel shall have been furnished with such documents and opinions as they may require in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Placement Agent and Placement Agent Counsel.

9 Indemnification and Contribution; Procedures.

9.1 Indemnification of Placement Agent. The Company agrees to indemnify and hold harmless the Placement Agent, their respective affiliates and each person controlling such Placement Agent (within the meaning of Section 15 of the Securities Act), and the directors, officers, agent and employees of such Placement Agent, their respective affiliates and each such controlling person (each Placement Agent, and each such entity or person hereafter is referred to as an “Indemnified Person”) from and against any losses, claims, damages, judgments, assessments, costs and other liabilities (collectively, the “Liabilities”), and shall reimburse each Indemnified Person for all fees and expenses (including the reasonable fees and expenses of counsel for the Indemnified Persons, except as otherwise expressly provided in this Agreement) (collectively, the “Expenses”) and agrees to advance payment of such Expenses as they are incurred by an Indemnified Person in investigating, preparing, pursuing or defending any actions, whether or not any Indemnified Person is a party thereto, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in (i) the Registration Statement, the Disclosure Package, the Preliminary Prospectus, the Prospectus or in any Issuer Free Writing Prospectus (as from time to time each may be amended and supplemented); (ii) any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the Offering, including any “road show” or investor presentations made to investors by the Company (whether in person or electronically); or (iii) any application or other document or written communication (in this Section 9, collectively called “application”) executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Securities under the securities laws thereof or filed with the Commission, any state securities commission or agency, any national securities exchange; or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such statement or omission was made in reliance upon, and in conformity with, the Placement Agent’ information. The Company also agrees to reimburse each Indemnified Person for all Expenses as they are incurred in connection with such Indemnified Person’s enforcement of his or its rights under this Agreement.

9.2 Procedure. Upon receipt by an Indemnified Person of actual notice of an action against such Indemnified Person with respect to which indemnity may reasonably be expected to be sought under this Agreement, such Indemnified Person shall promptly notify the Company in writing; provided that failure by any Indemnified Person so to notify the Company shall not relieve the Company from any obligation or liability which the Company may have on account of this Section 9 or otherwise to such Indemnified Person, except to the extent (and only to the extent) that its ability to assume the defense is actually impaired by such failure or delay. The Company shall have the right to assume the defense of any such action (including the employment of counsel reasonably satisfactory to the Placement Agent). Any Indemnified Person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company has failed promptly to assume the defense and employ counsel for the benefit of the Placement Agent and the other Indemnified Persons or (ii) such Indemnified Person shall have been advised that in the opinion of counsel that there is an actual or potential conflict of interest that prevents (or makes it imprudent for) the counsel engaged by the Company for the purpose of representing the Indemnified Person, to represent both such Indemnified Person and any other person represented or proposed to be represented by such counsel, it being understood, however, that the Company shall not be liable for the expenses of more than one separate firm of attorneys for the Placement Agent and all Indemnified persons in any one action or series of related actions in the same jurisdiction. The Company shall not be liable for any settlement of any action effected without its written consent (which shall not be unreasonably withheld). In addition, the Company shall not, without the prior written consent of the Placement Agent, settle, compromise or consent to the entry of any judgment in or otherwise seek to terminate any pending or threatened action in respect of which advancement, reimbursement, indemnification or contribution may be sought hereunder (whether or not such Indemnified Person is a party thereto) unless such settlement, compromise, consent or termination (i) includes an unconditional release of each Indemnified Person, acceptable to such Indemnified Party, from all Liabilities arising out of such action for which indemnification or contribution may be sought hereunder and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any Indemnified Person. The advancement, reimbursement, indemnification and contribution obligations of the Company required hereby shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as every Liability and Expense is incurred and is due and payable, and in such amounts as fully satisfy each and every Liability and Expense as it is incurred (and in no event later than 30 days following the date of any invoice therefore).

9.3 Indemnification of the Company. The Placement Agent agrees to indemnify and holds harmless the Company, its directors, its officers who signed the Registration Statement and persons who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all Liabilities, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Disclosure Package or Prospectus or any amendment or supplement thereto, in reliance upon, and in strict conformity with, the Placement Agent’ Information. In case any action shall be brought against the Company or any other person so indemnified based on any Preliminary Prospectus, the Registration Statement, the Disclosure Package or Prospectus or any amendment or supplement thereto, and in respect of which indemnity may be sought against the Placement Agent, the Placement Agent shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to the Placement Agent by the provisions of Section 9.2. The Company agrees promptly to notify each of the Placement Agent of the commencement of any litigation or proceedings against the Company or any of its officers, directors or any person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, in connection with the issuance and sale of the Securities or in connection with the Registration Statement, the Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus; provided that failure by the Company so to notify the Placement Agent shall not relieve the Placement Agent from any obligation or liability which the Placement Agent may have on account of this Section 9 or otherwise to the Company, except to the extent (and only to the extent) that its ability to assume the defense is actually impaired by such failure or delay.

9.4 Contribution. In the event that a court of competent jurisdiction makes a finding that indemnity is unavailable to an Indemnified Person, the Company shall contribute to the Liabilities and Expenses paid or payable by such Indemnified Person in such proportion as is appropriate to reflect (i) the relative benefits to the Company, on the one hand, and to the Placement Agent and any other Indemnified Person, on the other hand, of the matters contemplated by this Agreement or (ii) if the allocation provided by the immediately preceding clause is not permitted by applicable law, not only such relative benefits but also the relative fault of the Company, on the one hand, and the Placement Agent and any other Indemnified Person, on the other hand, in connection with the matters as to which such Liabilities or Expenses relate, as well as any other relevant equitable considerations; provided that in no event shall the Company contribute less than the amount necessary to ensure that all Indemnified Persons, in the aggregate, are not liable for any Liabilities and Expenses in excess of the amount of commissions actually received by the Placement Agent pursuant to this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Placement Agent on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Placement Agent agree that it would not be just and equitable if contributions pursuant to this subsection (D) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (D). For purposes of this paragraph, the relative benefits to the Company, on the one hand, and to the Placement Agent on the other hand, of the matters contemplated by this Agreement shall be deemed to be in the same proportion as: (a) the total value received by the Company in the Offering, whether or not such Offering is consummated, bears to (b) the commissions paid to the Placement Agent under this Agreement. Notwithstanding the above, no person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from a party who was not guilty of fraudulent misrepresentation.

9.5 Survival. The advancement, reimbursement, indemnity and contribution obligations set forth in this Section 9 shall remain in full force and effect regardless of any termination of, or the completion of any Indemnified Person’s services under or in connection with, this Agreement.

10. Limitation of Placement Agent’s Liability to the Company.

The Placement Agent and the Company further agree that neither the Placement Agent nor any of its affiliates or any of its respective officers, directors, controlling persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), employees or agent shall have any liability to the Company, its security holders or creditors, or any person asserting claims on behalf of or in the right of the Company (whether direct or indirect, in contract or tort, for an act of negligence or otherwise) for any losses, fees, damages, liabilities, costs, expenses or equitable relief arising out of or relating to this Agreement or the Services rendered hereunder, except for losses, fees, damages, liabilities, costs or expenses that arise out of or are based on any action of or failure to act by the Placement Agent and that are finally judicially determined to have resulted solely from the gross negligence or willful misconduct of the Placement Agent.

11. Limitation of Engagement to the Company.

The Company acknowledges that the Placement Agent has been retained only by the Company, that the Placement Agent is providing services hereunder as an independent contractor (and not in any fiduciary or agency capacity) and that the Company’s engagement of the Placement Agent is not deemed to be on behalf of, and is not intended to confer rights upon, any shareholder, owner or partner of the Company or any other person not a party hereto as against the Placement Agent or any of its affiliates, or any of its or their respective officers, directors, controlling persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), employees or agent. Unless otherwise expressly agreed in writing by the Placement Agent, no one other than the Company is authorized to rely upon any statement or conduct of the Placement Agent in connection with this Agreement. The Company acknowledges that any recommendation or advice, written or oral, given by the Placement Agent to the Company in connection with the Placement Agent’s engagement is intended solely for the benefit and use of the Company’s management and directors in considering a possible Offering, and any such recommendation or advice is not on behalf of, and shall not confer any rights or remedies upon, any other person or be used or relied upon for any other purpose. The Placement Agent shall not have the authority to make any commitment binding on the Company. The Company, in its sole discretion, shall have the right to reject any investor introduced to it by the Placement Agent.

12. Amendments and Waivers.

No supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. The failure of a party to exercise any right or remedy shall not be deemed or constitute a waiver of such right or remedy in the future. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (regardless of whether similar), nor shall any such waiver be deemed or constitute a continuing waiver unless otherwise expressly provided.

13. Confidentiality.

In the event of the consummation or public announcement of any Offering, the Placement Agent shall have the right to disclose its participation in such Offering, including, without limitation, the placement at its cost of “tombstone” advertisements in financial and other newspapers and journals. The Placement Agent agrees not to use any confidential information concerning the Company provided to the Placement Agent by the Company for any purposes other than those contemplated under this Agreement.

14. Headings.

The headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement.

15. Counterparts.

This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original and all such counterparts shall together constitute one and the same instrument.

16. Severability.

In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

17. Use of Information.

The Company has furnished the Placement Agent such written information as the Placement Agent reasonably requests in connection with the performance of its services hereunder. The Company understands, acknowledges and agrees that, in performing its services hereunder, the Placement Agent will use and rely entirely upon such information as well as publicly available information regarding the Company and other potential parties to an Offering and that the Placement Agent do not assume responsibility for independent verification of the accuracy or completeness of any information, whether publicly available or otherwise furnished to it, concerning the Company or otherwise relevant to an Offering, including, without limitation, any financial information, forecasts or projections considered by the Placement Agent in connection with the provision of its services.

18. Absence of Fiduciary Relationship.

The Company acknowledges and agrees that: (a) the Placement Agent has been retained solely to act as Placement Agent in connection with the sale of the Securities and that no fiduciary, advisory or agency relationship between the Company and the Placement Agent have been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether the Placement Agent has advised or are advising the Company on other matters and that the Placement Agent owes the Company only those duties and obligations set forth in this Agreement; (b) the Share Purchase Price and other terms of the Securities set forth in this Agreement were established by the Company following discussions and arms-length negotiations with the Placement Agent and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (c) it has been advised that the Placement Agent and its affiliates are engaged in a broad range of transactions that may involve interests that differ from those of the Company and that the Placement Agent has no obligation to disclose such interest and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; and (d) it has been advised that the Placement Agent are acting, in respect of the transactions contemplated by this Agreement, solely for the benefit of the Placement Agent, and not on behalf of the Company and that the Placement Agent may have interests that differ from those of the Company. The Company waives to the full extent permitted by applicable law any claims it may have against the Placement Agent arising from an alleged breach of fiduciary duty in connection with the Offering.

19. Survival of Indemnities, Representations, Warranties, Etc.

The respective indemnities, covenants, agreements, representations, warranties and other statements of the Company and Placement Agent, as set forth in this Agreement or made by them respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation made by or on behalf of the Placement Agent, the Company, the Purchasers or any person controlling any of them and shall survive delivery of and payment for the Securities. Notwithstanding any termination of this Agreement, including without limitation any termination pursuant to Section 5, the payment, reimbursement, indemnity, contribution and advancement agreements contained in Sections 2, 9, 10, and 11, respectively, and the Company’s covenants, representations, and warranties set forth in this Agreement shall not terminate and shall remain in full force and effect at all times. The indemnity and contribution provisions contained in Section 9 and the covenants, warranties and representations of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Placement Agent, any person who controls any Placement Agent within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act or any affiliate of any Placement Agent, or by or on behalf of the Company, its directors or officers or any person who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and (iii) the issuance and delivery of the Securities.

20. Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be fully performed therein. Any disputes that arise under this Agreement, even after the termination of this Agreement, will be heard only in the state or federal courts located in the City of New York, State of New York. The parties hereto expressly agree to submit themselves to the jurisdiction of the foregoing courts in the City of New York, State of New York. The parties hereto expressly waive any rights they may have to contest the jurisdiction, venue or authority of any court sitting in the City and State of New York.

21. Notices.

All communications hereunder shall be in writing and shall be mailed, hand delivered or faxed and confirmed to the parties hereto as follows:

If to the Company:

Greenpro Capital Corp.

Room 1701-03, 17/F, The Metropolis Tower,

10 Metropolis Drive, Hung Hom,

Kowloon, Hong Kong

Attention: Chief Executive Officer

Facsimile: +852 3111 7720

E-mail: admin@greenprocapital.com

with a copy to:

Loeb & Loeb LLP

345 Park Avenue, 19th Floor

New York, NY 10154

Attention: Mitchell S. Nussbaum, Esq.

Facsimile: 212-407-4990

Email: mnussbaum@loeb.com

If to the Placement Agent:

Network 1 Financial Securities, Inc.

2 Bridge Avenue, Penthouse

Red Bank, NJ 07701

Attention: Damon Testaverde

Facsimile: 732-758-6671

E-mail: ddtestaverde@netw1.com

with a copy to:

Mei & Mark LLP

818 18th Street NW, Suite 410

Washington, DC 20006

Attention: Fang Liu

Facsimile: 888-706-1173

Email: fliu@meimark.com

Any party hereto may change the address for receipt of communications by giving written notice to the others.

22. Miscellaneous.

This Agreement shall not be modified or amended except in writing signed by the Placement Agent and the Company. This Agreement constitutes the entire agreement of the Placement Agent and the Company, and supersedes any prior agreements, with respect to the subject matter hereof. If any provision of this Agreement is determined to be invalid or unenforceable in any respect, such determination will not affect such provision in any other respect, and the remainder of this Agreement shall remain in full force and effect. This Agreement may be executed in counterparts (including facsimile or .pdf counterparts), each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

23. Successors.

This Agreement will inure to the benefit of and be binding upon the parties hereto, and to the benefit of the employees, officers and directors and controlling persons referred to in Section 9 hereof, and to their respective successors, and personal representative, and, except as set forth in Section 9 of this Agreement, no other person will have any right or obligation hereunder.

24. Partial Unenforceability.

The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

[SIGNATURE PAGE FOLLOWS]

If the foregoing correctly sets forth the understanding between the Placement Agent and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.

Very truly yours,

GREENPRO CAPITAL CORP.

By:	/s/ Lee Chong Kuang
Name:	Lee Chong Kuang
Title:	Chief Executive Officer

Accepted on the date first above written.

NETWORK 1 FINANCIAL SECURITIES, INC.

By:	/s/ Adam Pasholk
Name:	Adam Pasholk
Title:	Managing Director

EXHIBIT A

Form of Placement Agent’s Warrant

THE REGISTERED HOLDER OF THIS PLACEMENT AGENT’S WARRANT BY ITS ACCEPTANCE HEREOF, AGREES THAT IT WILL NOT SELL, TRANSFER OR ASSIGN THIS PLACEMENT AGENT’S WARRANT EXCEPT AS HEREIN PROVIDED AND THE REGISTERED HOLDER OF THIS PLACEMENT AGENT’S WARRANT AGREES THAT IT WILL NOT SELL, TRANSFER, ASSIGN, PLEDGE OR HYPOTHECATE THIS PLACEMENT AGENT’S WARRANT OR CAUSE IT TO BE THE SUBJECT OF ANY HEDGING, SHORT SALE, DERIVATIVE, PUT, OR CALL TRANSACTION THAT WOULD RESULT IN THE EFFECTIVE ECONOMIC DISPOSITION OF THE PLACEMENT AGENT WARRANT BY ANY PERSON FOR A PERIOD BEGINNING FROM THE EFFECTIVENESS OF THE REGISTRATION STATEMENT (DEFINED BELOW) UNTIL 180 DAYS AFTER THE EFFECTIVE DATE OF THE OFFERING TO ANYONE OTHER THAN (I) NETWORK 1 FINANCIAL SECURITIES, INC. (“NETWORK 1”) OR AN PLACEMENT AGENT OR A SELECTED DEALER IN CONNECTION WITH THE OFFERING, OR (II) A BONA FIDE OFFICER OR PARTNER OF NETWORK 1 OR OF ANY SUCH PLACEMENT AGENT OR SELECTED DEALER AND IN ACCORDANCE WITH FINRA RULE 5110(G)(2).

PLACEMENT AGENT’S WARRANT

Warrant Certificate No: ___

Original Issue Date: ___

For the Purchase of

___ Shares

of

GREENPRO CAPITAL CORP.

1. Placement Agent’s Warrant.

THIS CERTIFIES THAT, for value received, [NAME OF HOLDER], a [JURISDICTION AND TYPE OF ENTITY], or its registered assigns (“Holder”), as registered owner of this Placement Agent’s Warrant, to GREENPRO CAPITAL CORP. (“Company”), Holder is entitled, at any time or from time to time from ______, 2018 (six months after the effective date of the offering (the “Offering”), as set forth in the Company’s registration statement on Form S-1 (No. 333-219625) (the “Registration Statement”) (the “Expiration Date”), and at or before 5:00 p.m., Eastern Time, ____________, 2022, (the five-year anniversary of the effective date of the Offering) but not thereafter, to subscribe for, purchase and receive, in whole or in part, up to ___ (___) Shares of the Company. If the Expiration Date is a day on which banking institutions are authorized by law to close, then this Placement Agent’s Warrant may be exercised on the next succeeding day which is not such a day in accordance with the terms herein. During the period ending on the Expiration Date, the Company agrees not to take any action that would terminate the Placement Agent’s Warrant. This Placement Agent’s Warrant is initially exercisable at $7.20 per Share (120% of the price of the Shares at the effective date of the Offering) so purchased; provided, however, that upon the occurrence of any of the events specified in Section 6 hereof, the rights granted by this Placement Agent’s Warrant, including the exercise price per share and the number of Shares to be received upon such exercise, shall be adjusted as therein specified. The term “Exercise Price” shall mean the initial exercise price or the adjusted exercise price, depending on the context.

2. Exercise.

2.1 Exercise Form. In order to exercise this Placement Agent’s Warrant, the exercise form attached hereto must be duly executed and completed and delivered to the Company, together with this Placement Agent’s Warrant and payment of the Exercise Price for the Share being purchased payable in cash or by certified check or official bank check. If the subscription rights represented hereby shall not be exercised at or before 5:00 p.m., Eastern Time, on the Expiration Date, this Placement Agent’s Warrant shall become and be void without further force or effect, and all rights represented hereby shall cease and expire.

2.2 Legend. Each certificate for the securities purchased under this Placement Agent’s Warrant shall bear a legend as follows unless such securities have been registered under the Securities Act of 1933, as amended (“Act”):

“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (“Act”) or applicable state law. The securities may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act and applicable state law.”

2.3 Cashless Exercise.

2.3.1 Determination of Amount. In lieu of the payment of the Exercise Price multiplied by the number of Shares for which this Placement Agent’s Warrant is exercisable in the manner required by Section 2.1, the Holder shall have the right (but not the obligation) to convert any exercisable but unexercised portion of this Placement Agent’s Warrant into Shares (“Conversion Right”). Upon a “cashless exercise”, the Holder shall surrender this Warrant to the Company, together with the Election to Purchase, and the Company shall issue to the Holder the number of Shares determined as follows:

X = Y (A-B)/A

where:

X	=	The number of Shares to be issued to the Holder.

Y	=	The number of Shares with respect to which this Warrant is being exercised.

A	=	The fair market value of one Share.

B	=	The Exercise Price.

For purposes of this Section 2.3, the fair market value of one Share shall be determined by the first of the following clauses that applies:

(i) if the Common Stock is traded on a national securities exchange, the fair market value shall be the last sale price on the trading day immediately prior to the Date of Exercise or, if no sale of the Company’s Common Stock took place on the trading day immediately prior to the Date of Exercise, then the fair market value shall be the last sale price on the most recent day prior to the Date of Exercise on which trades were made and reported;

(ii) if the Common Stock is traded over-the-counter, the fair market value shall be deemed to be the last sale price on the trading day immediately prior to the Date of Exercise or, if no sale of the Company’s Common Stock took place on the trading day immediately prior to the Date of Exercise, then the fair market value shall be the last sale price on the most recent day prior to the Date of Exercise on which trades were made and reported; or

(iii) if there is no active public market for the Common Stock, the fair market value thereof shall be determined in good faith by the Company’s Board of Directors (the “Board”).

(a) For purposes of Rule 144 of the Act, it is intended, understood and acknowledged that the t Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Shares shall be deemed to have been commenced, on the Issuance Date.

2.3.2 Mechanics of Cashless Exercise. The Cashless Exercise Right may be exercised by the Holder on any business day on or after the Commencement Date and not later than the Expiration Date by delivering the Placement Agent’s Warrant with a duly executed exercise form attached hereto with the cashless exercise section completed to the Company, exercising the Cashless Exercise Right and specifying the total number of Shares the Holder will purchase pursuant to such Cashless Exercise Right.

2.4 No Obligation to Net Cash Settle. Notwithstanding anything to the contrary contained in this Placement Agent Warrant, in no event will the Company be required to net cash settle the exercise of the Placement Agent Warrant. The holder of the Placement Agent Warrant will not be entitled to exercise the Placement Agent Warrant unless it exercises such Purchase Warrant pursuant to the cashless exercise right or a registration statement is effective, or an exemption from the registration requirements is available at such time and, if the Holder is not able to exercise the Placement Agent Warrant, the Placement Agent Warrant will expire worthless.

3. Transfer.

3.1 General Restrictions. The registered Holder of this Placement Agent’s Warrant agrees that it will not sell, transfer, assign, pledge or hypothecate this Placement Agent’s Warrant, or any portion thereof, or be the subject of any hedging, short sale, derivative, put or call transaction that would result in the effective economic disposition of such securities for a period beginning from the effectiveness of the Registration Statement until 180 days after the effective date of the Offering to anyone other than (i) NETWORK 1 or an Placement Agent or a selected dealer participating in the Offering, or (ii) a bona fide officer or partner of NETWORK 1 or of any such Placement Agent or selected dealer. After a period of 180 days following the effective date of the Offering, transfers to others may be made subject to compliance with or exemptions from applicable securities laws. In order to make any permitted assignment, the Holder must deliver to the Company the assignment form attached hereto duly executed and completed, together with the Placement Agent’s Warrant and payment of all transfer taxes, if any, payable in connection therewith. The Company shall within five business days transfer this Placement Agent’s Warrant on the books of the Company and shall execute and deliver a new Placement Agent’s Warrant or Placement Agent’s Warrants of like tenor to the appropriate assignee(s) expressly evidencing the right to purchase the aggregate number of Shares purchasable hereunder or such portion of such number as shall be contemplated by any such assignment.

3.2 Restrictions Imposed by the Act. The securities evidenced by this Placement Agent’s Warrant shall not be transferred unless and until (i) the Company has received the opinion of counsel for the Holder that the securities may be transferred pursuant to an exemption from registration under the Act and applicable state securities laws, the availability of which is established to the reasonable satisfaction of the Company (the Company hereby agreeing that the opinion of Mei & Mark LLP shall be deemed satisfactory evidence of the availability of an exemption), or (ii) a registration statement or a post-effective amendment to the Registration Statement relating to the offer and sale of such securities has been filed by the Company and declared effective by the Securities and Exchange Commission and compliance with applicable state securities law has been established.

4. New Placement Agent’s Warrants to be Issued.

4.1 Partial Exercise or Transfer. Subject to the restrictions in Section 3 hereof, this Placement Agent’s Warrant may be exercised or assigned in whole or in part. In the event of the exercise or assignment hereof in part only, upon surrender of this Placement Agent’s Warrant for cancellation, together with the duly executed exercise or assignment form and funds sufficient to pay any Exercise Price and/or transfer tax if exercised pursuant to Section 2.1 hereto, the Company shall cause to be delivered to the Holder without charge a new Placement Agent’s Warrant of like tenor to this Placement Agent’s Warrant in the name of the Holder evidencing the right of the Holder to purchase the number of Shares purchasable hereunder as to which this Placement Agent’s Warrant has not been exercised or assigned.

4.2 Lost Certificate. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Placement Agent’s Warrant and of reasonably satisfactory indemnification or the posting of a bond, the Company shall execute and deliver a new Placement Agent’s Warrant of like tenor and date. Any such new Placement Agent’s Warrant executed and delivered as a result of such loss, theft, mutilation or destruction shall constitute a substitute contractual obligation on the part of the Company.

5. Registration Rights. The Company has filed the Registration Statement, including a related prospectus, with the Securities and Exchange Commission, which has been declared effective on Form S-1 (File No. 333-219625). The Registration Statement registers the Shares.

5.1 General Terms.

5.1.1 Indemnification. The Company shall indemnify the Holder(s) of the Registrable Securities to be sold pursuant to any registration statement hereunder and each person, if any, who controls such Holders within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), against all loss, claim, damage, expense or liability (including all reasonable attorneys’ fees and other expenses reasonably incurred in investigating, preparing or defending against litigation, commenced or threatened, or any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or otherwise, arising from such registration statement but only to the same extent and with the same effect as the provisions pursuant to which the Company has agreed to indemnify the Placement Agents contained in Section 5 of the Placement Agency Agreement in the Offering. The Holder(s) of the Registrable Securities to be sold pursuant to such registration statement, and their successors and assigns, shall severally, and not jointly, indemnify the Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against all loss, claim, damage, expense or liability (including all reasonable attorneys’ fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Act, the Exchange Act or otherwise, arising from information furnished by or on behalf of such Holders, or their successors or assigns, in writing, for specific inclusion in such registration statement to the same extent and with the same effect as the provisions contained in Section 5 of the Placement Agency Agreement pursuant to which the Placement Agents have agreed to indemnify the Company.

5.1.2 Exercise of Placement Agent’s Warrants. Nothing contained in this Placement Agent’s Warrant shall be construed as requiring the Holder(s) to exercise their Placement Agent’s Warrants prior to or after the initial filing of any registration statement or the effectiveness thereof.

5.1.5 Rule 144 Sale. Notwithstanding anything contained in this Section 5 to the contrary, the Company shall have no obligation to maintain the effectiveness of the Registration Statement covering the Shares held by any Holder, where such Holder would then be entitled to sell under Rule 144 within any three-month period (or such other period prescribed under Rule 144 as may be provided by amendment thereof) all of the Registrable Securities then held by such Holder.

5.1.6 Supplemental Prospectus. Each Holder agrees, that upon receipt of any notice from the Company of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, or that would otherwise require disclosure of material nonpublic information that, if disclosed at such time, would be materially harmful to the Company, such Holder will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Holder’s receipt of the copies of a supplemental or amended prospectus, or the public disclosure and dissemination of such information, as the case may be, and, if so desired by the Company, such Holder shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of such destruction) all copies, other than permanent file copies then in such Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

6. Adjustments.

6.1 Adjustments to Exercise Price and Number of Securities. The Exercise Price and the number of Shares underlying the Placement Agent’s Warrant shall be subject to adjustment from time to time as hereinafter set forth:

6.1.1 Stock Dividends; Split Ups. If after the date hereof, and subject to the provisions of Section 6.3 below, the number of outstanding shares of Common Stock is increased by a stock dividend payable in shares of Common Stock or by a split up of shares of Common Stock or other similar event, then, on the effective day thereof, the number of Shares purchasable hereunder shall be increased in proportion to such increase in outstanding shares of Common Stock. For example, if the Company declares a two-for-one stock dividend and at the time of such dividend this Placement Agent’s Warrant is for the purchase of one Share at $6.25 per Share, upon effectiveness of the dividend, this Placement Agent’s Warrant will be adjusted to allow for the purchase of one Share for $3.125. In such example, the number of Shares purchasable hereunder would be doubled.

6.1.2 Aggregation of Shares. If after the date hereof, and subject to the provisions of Section 6.3, the number of outstanding shares of Common Stock is decreased by a consolidation, combination or reclassification of Shares or other similar event, then, on the effective date thereof, the number of Shares underlying this Placement Agent’s Warrant each of purchasable hereunder shall be decreased in proportion to such decrease in outstanding shares.

6.1.3 Replacement of Securities upon Reorganization, etc. In case of any reclassification or reorganization of the outstanding shares of Common Stock other than a change covered by Section 6.1.1 or 6.1.2 hereof or that solely affects the par value of the shares of Common Stock, or in the case of any merger or consolidation of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification or reorganization of the outstanding shares of Common Stock, or in the case of any sale or conveyance to another corporation or entity of the property of the Company as an entirety or substantially as an entirety in connection with which the Company is dissolved, the Holder of this Placement Agent’s Warrant shall have the right thereafter (until the expiration of the right of exercise of this Placement Agent’s Warrant) to receive upon the exercise hereof, for the same aggregate Exercise Price payable hereunder immediately prior to such event, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or transfer, by a Holder of the number of shares of Common Stock of the Company obtainable upon exercise of this Placement Agent’s Warrant immediately prior to such event; and if any reclassification also results in a change in the number of shares of Common Stock covered by Section 6.1.1 or 6.1.2, then such adjustment shall be made pursuant to Sections 6.1.1, 6.1.2 and this Section 6.1.3. The provisions of this Section 6.1.3 shall similarly apply to successive reclassifications, reorganizations, mergers or consolidations, sales or other transfers.

6.1.4 Changes in Form of Placement Agent’s Warrant. This form of Placement Agent’s Warrant need not be changed because of any change pursuant to this Section, and Placement Agent’s Warrants issued after such change may state the same Exercise Price and the same number of Shares are stated in the Placement Agent’s Warrants initially issued pursuant to this Agreement. The acceptance by any Holder of the issuance of new Placement Agent’s Warrant reflecting a required or permissive change shall not be deemed to waive any rights to an adjustment occurring after the Commencement Date or the computation thereof.

6.2 Substitute Placement Agent’s Warrant. In case of any consolidation of the Company with, or merger of the Company with or into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Shares), the corporation formed by such consolidation or merger shall execute and deliver to the Holder a supplemental Placement Agent’s Warrant providing that the holder of each Placement Agent’s Warrant then outstanding or to be outstanding shall have the right thereafter (until the stated expiration of such Placement Agent’s Warrant) to receive, upon exercise of such Placement Agent’s Warrant, the kind and amount of Shares and other securities and property receivable upon such consolidation or merger, by a holder of the number of Shares of the Company for which such Placement Agent’s Warrant might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental Placement Agent’s Warrant shall provide for adjustments which shall be identical to the adjustments provided in Section 6. The above provision of this Section shall similarly apply to successive consolidations or mergers.

6.3 Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of Shares upon the exercise of the Placement Agent’s Warrant, nor shall it be required to issue scrip or pay cash in lieu of any fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of Warrants, Shares or other securities, properties or rights.

7. Reservation and Listing. The Company shall at all times reserve and keep available out of its authorized Shares, solely for the purpose of issuance upon exercise of the Placement Agent’s Warrants, such number of shares of Shares, or other securities, properties or rights as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Placement Agent’s Warrants and payment of the Exercise Price therefor, in accordance with the terms hereby, all Shares and other securities issuable upon such exercise shall be duly and validly issued, fully paid and non-assessable and not subject to preemptive rights of any stockholder. As long as the Placement Agent’s Warrants shall be outstanding, the Company shall use its commercially reasonable efforts to cause all Shares issuable upon exercise of the Placement Agent’s Warrants, to be listed (subject to official notice of issuance) on all securities exchanges on which the Shares, issued to the public in the Offering may then be listed and/or quoted.

8. Certain Notice Requirements.

8.1 Holder’s Right to Receive Notice. Nothing herein shall be construed as conferring upon the Holders the right to vote or consent or to receive notice as a stockholder for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of the Placement Agent’s Warrants and their exercise, any of the events described in Section 8.2 shall occur, then, in one or more of said events, the Company shall give written notice of such event at least fifteen days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, conversion or exchange of securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of the closing of the transfer books, as the case may be. Notwithstanding the foregoing, the Company shall deliver to each Holder a copy of each notice given to the other stockholders of the Company at the same time and in the same manner that such notice is given to the stockholders.

8.2 Events Requiring Notice. The Company shall be required to give the notice described in this Section 8 upon one or more of the following events: (i) if the Company shall take a record of the holders of its Shares for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company, (ii) the Company shall offer to all the holders of its Shares any additional Shares of the Company or securities convertible into or exchangeable for Shares of the Company, or any option, right or warrant to subscribe therefor, or (iii) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business shall be proposed.

8.3 Notice of Change in Exercise Price. The Company shall, promptly after an event requiring a change in the Exercise Price pursuant to Section 6 hereof, send notice to the Holders of such event and change (“Price Notice”). The Price Notice shall describe the event causing the change and the method of calculating same and shall be certified as being true and accurate by the Company’s Chief Financial Officer.

8.4 Transmittal of Notices. All notices, requests, demands and other communications which are required or may be given under this Placement Agent’s Warrant shall be in writing and shall be deemed to have been duly given: (a) when received, if personally delivered; (b) when transmitted, if transmitted by telecopy, electronic or digital transmission method with confirmation of transmission by the transmitting equipment; (c) the day after it is sent, if sent for next day delivery to a domestic address by a recognized overnight delivery service (e.g., Federal Express); and (d) upon receipt, if sent by certified or registered mail, return receipt requested. In each case, notice shall be sent to the parties at the following address (or to such other address as a party may have specified by notice given to the other party pursuant to this provision):

Greenpro Capital Corp.

Room 1701-03, 17/F, The Metropolis Tower

10 Metropolis Drive, Hung Hom,

Kowloon, Hong Kong

Attention: Chief Executive Officer

Facsimile: +852 3111 7720

E-mail: admin@greenprocapital.com

with a copy to:

Loeb & Loeb LLP

345 Park Avenue, 19th Floor

New York, NY 10154

Attention: Mitchell S. Nussbaum, Esq.

Facsimile: 212-407-4990

Email: mnussbaum@loeb.com

9. Miscellaneous.

9.1 Amendments. The Company and NETWORK 1 may from time to time supplement or amend this Placement Agent’s Warrant without the approval of any of the Holders in order to cure any ambiguity, to correct or supplement any provision contained herein that may be defective or inconsistent with any other provisions herein, or to make any other provisions in regard to matters or questions arising hereunder that the Company and NETWORK 1 may deem necessary or desirable and that the Company and NETWORK 1 deem shall not adversely affect the interest of the Holders. All other modifications or amendments shall require the written consent of and be signed by the party against whom enforcement of the modification or amendment is sought.

9.2 Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Placement Agent’s Warrant.

10. Entire Agreement. This Placement Agent’s Warrant (together with the other agreements and documents being delivered pursuant to or in connection with this Placement Agent’s Warrant) constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

10.1 Binding Effect. This Placement Agent’s Warrant shall inure solely to the benefit of and shall be binding upon, the Holder and the Company and their permitted assignees, respective successors, legal representative and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Placement Agent’s Warrant or any provisions herein contained.

10.2 Governing Law; Submission to Jurisdiction. This Placement Agent’s Warrant shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflict of laws. The Company hereby agrees that any action, proceeding or claim against it arising out of, or relating in any way to this Placement Agent’s Warrant shall be brought and enforced in the courts of the State of New York or of the United States of America for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. Any process or summons to be served upon the Company may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 8 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the Company in any action, proceeding or claim. The Company and the Holder agree that the prevailing party(ies) in any such action shall be entitled to recover from the other party(ies) all of its reasonable attorneys’ fees and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor.

10.3 Waiver, Etc. The failure of the Company or the Holder to at any time enforce any of the provisions of this Placement Agent’s Warrant shall not be deemed or construed to be a waiver of any such provision, nor to in any way affect the validity of this Placement Agent’s Warrant or any provision hereof or the right of the Company or any Holder to thereafter enforce each and every provision of this Placement Agent’s Warrant. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Placement Agent’s Warrant shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

10.4 Execution in Counterparts. This Placement Agent’s Warrant may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts has been signed by each of the parties hereto and delivered to each of the other parties hereto.

[Remainder of page deliberately left blank]

IN WITNESS WHEREOF, the Company has caused this Placement Agent’s Warrant to be signed by its duly authorized officer as of the ____ day of ________, 2018.

GREENPRO CAPITAL CORP.

By:
Name:	Lee Chong Kuang
Its:	Chief Executive Officer

Form to be used to exercise Placement Agent’s Warrant:

Greenpro Capital Corp.

Room 1701-03, 17/F, The Metropolis Tower

10 Metropolis Drive, Hung Hom,

Kowloon, Hong Kong

Attention: Chief Executive Officer

Date: _________________, 201__

The undersigned hereby elects irrevocably to exercise the within Placement Agent’s Warrant and to purchase __________ Shares of Greenpro Capital Corp. and hereby makes payment of $____________ (at the rate of $_________ per Share) in payment of the Exercise Price pursuant thereto. Please issue the Shares as to which this Placement Agent’s Warrant is exercised in accordance with the instructions given below.

or

The undersigned hereby elects irrevocably to convert its right to purchase _________ Shares purchasable under the within Placement Agent’s Warrant by surrender of the unexercised portion of the attached Placement Agent’s Warrant (with a “Value” based of $_______ based on a “Market Price” of $_______). Please issue the Shares as to which this Placement Agent’s Warrant is exercised in accordance with the instructions given below.

Signature

Signature Guaranteed

INSTRUCTIONS FOR REGISTRATION OF SECURITIES

Name:_____________________________________________________________

(Print in Block Letters)

Address:___________________________________________________________

NOTICE: The signature to this form must correspond with the name as written upon the face of the within Placement Agent’s Warrant in every particular without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank, other than a savings bank, or by a trust company or by a firm having membership on a registered national securities exchange.

Form to be used to assign Placement Agent’s Warrant:

ASSIGNMENT

(To be executed by the registered Holder to effect a transfer of the within Placement Agent’s Warrant):

FOR VALUE RECEIVED, _________________________ does hereby sell, assign and transfer unto_______________ the right to purchase __________ Shares of Greenpro Capital Corp. (“Company”) evidenced by the within Placement Agent’s Warrant and does hereby authorize the Company to transfer such right on the books of the Company.

Dated: ___________________, 201

Signature

Signature Guaranteed

NOTICE: The signature to this form must correspond with the name as written upon the face of the within Placement Agent’s Warrant in every particular without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank, other than a savings bank, or by a trust company or by a firm having membership on a registered national securities exchange.

EXHIBIT B

Issuer General Use Free Writing Prospectuses

EXHIBIT C

Lock-Up Agreement

___________ __, 20__

Network 1 Financial Securities, Inc.

2 Bridge Avenue, Penthouse

Red Bank, NJ 07701

Ladies and Gentlemen:

The undersigned understands that Network 1 Financial Securities, Inc. (the “Placement Agent”) proposes to enter into an Placement Agency Agreement (the “Placement Agency Agreement”) with Greenpro Capital Corp., a Nevada corporation (the “Company”), providing for the public offering (the “Public Offering”) by the Placement Agent named in the Placement Agency Agreement of minimum of 500,000 and maximum of 2,500,000 Shares of the Company.

To induce the Placement Agent to continue its efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of the Placement Agent, it will not, during the period commencing on the date hereof and ending 180 days after the effective date of the Offering (the “Lock-Up Period”), (1) offer, pledge, sell, contract to sell, grant, lend, or otherwise transfer or dispose of, directly or indirectly, any capital stock of the Company including shares of Company common stock (“Shares”) or any securities convertible into or exercisable or exchangeable for capital stock, or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of capital stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Company capital stock or such other securities, in cash or otherwise. Notwithstanding the foregoing, the undersigned may transfer Shares held by the undersigned without the prior consent of the Placement Agent in connection with (a) transfers of Shares or any security convertible into Shares as a bona fide gift, by will or intestacy or to a family member or trust for the benefit of a family member; provided that in the case of any transfer or distribution pursuant to clause (a), (i) each donee or distributee shall sign and deliver a lock-up letter substantially in the form of this letter agreement and (ii) no filing under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of Shares , shall be required or shall be voluntarily made during the Lock-up Period, (b) transfer of Shares to a charity or educational institution, or (c) if the undersigned, directly or indirectly, controls a corporation, partnership, limited liability company or other business entity, any transfers of Shares to any shareholder, partner or member of, or owner of similar equity interests in, the undersigned, as the case may be, if, in any such case, such transfer is not for value. In addition, the undersigned agrees that during the Lock-Up Period, without the prior written consent of the Placement Agent, it will not make any demand for or exercise any right with respect to the registration of any Shares or any security convertible into or exercisable or exchangeable for such Shares. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent(s) and/or registrar against the transfer of the undersigned’s securities or Shares except in compliance with this Agreement.

If (i) the Company issues an earnings release or material news, during the last 17 days of the Lock-Up Period, or (ii) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release, unless the Placement Agent waives such extension.

No provision in this agreement shall be deemed to restrict or prohibit the exercise or exchange by the undersigned of any option or warrant to acquire Shares, or securities exchangeable or exercisable for or convertible into Shares, provided that the undersigned does not transfer the acquired on such exercise or exchange during the Lock-Up Period, unless otherwise permitted pursuant to the terms of this letter agreement. In addition, no provision herein shall be deemed to restrict or prohibit the entry into or modification of a so-called “10b5-1” plan at any time (other than the entry into or modification of such a plan in such a manner as to cause the sale of any Shares or any securities convertible into or exercisable or exchangeable for Shares within the Lock-Up Period).

The undersigned understands that the Company and the Placement Agent are relying upon this letter agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal Placement Agents, successors and assigns.

The undersigned understands that, if the Placement Agency Agreement is not executed by the Company, or if the Placement Agency Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of Shares to be sold thereunder this agreement shall be void and of no further force or effect.

Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Placement Agency Agreement, the terms of which are subject to negotiation between the Company and the Placement Agent.

Very truly yours,

(Name):

(Address)